SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

CITADEL BROADCASTING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31740	51-0405729
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

City Center West, Suite 400
7201 West Lake Mead Blvd.
Las Vegas, Nevada 89128
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 804-5200

Item 12. Results of Operations and Financial Condition.

On April 29, 2004, Citadel Broadcasting Corporation issued a press release relating to its financial results for the first quarter of 2004. The full text of the press release is furnished herewith as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

Date: April 29, 2004	By:	/s/ RANDY L. TAYLOR

Randy L. Taylor
Vice President-Finance and Secretary

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Index of Exhibits

Exhibit
No.	Description

99.1	Citadel Broadcasting Corporation Press Release, dated April 29, 2004.

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